
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  May 11, 2007

             MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2007-SL1
                                (Issuing Entity)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
              (Exact Name of Depositor as Specified in its Charter)

                      MERRILL LYNCH MORTGAGE LENDING, INC.
               (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact Name of Registrant as Specified in its Charter)

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
                Delaware                 333-140436               13-3416059
      (State or Other Jurisdiction       (Commission           (I.R.S. Employer
            Of Incorporation)           File Number)         Identification No.)

            250 Vesey Street
  4 World Financial Center, 10th Floor
              New York, NY                                         10080
(Address of Principal Executive Offices)                         (Zip Code)
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           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Events.

     The Registrant registered issuances of Merrill Lynch Mortgage Investors,
Inc. Mortgage Loan Asset-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-140436) (the
"Registration Statement"). Pursuant to the Registration Statement, the
Registrant issued $243,202,100 in aggregate principal amount of Class A-1, Class
A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
B-1, Class B-2, Class B-3 and Class R Securities of its Merrill Lynch Mortgage
Investors Trust, Series 2007-SL1 Mortgage Loan Asset-Backed Securities on May
11, 2007.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 22, 2007, as supplemented by the Prospectus Supplement dated May 10, 2007 (collectively, the "Prospectus
Supplement"), to file copies of the Trust Agreement and the Indenture (each as defined below) executed in connection with the issuance of the Securities (as defined below), a form of which was filed as an exhibit to the Registration
Statement.

     The Securities (as defined below) were issued pursuant to a Trust
Agreement, attached hereto as Exhibit 4.1 (the "Trust Agreement"), dated as of May 11, 2007, between Merrill Lynch Mortgage Investors, Inc., as depositor, and
Wilmington Trust Company, as owner trustee, and an Indenture, attached hereto as
Exhibit 4.2 (the "Indenture"), dated as of May 11, 2007, among Merrill Lynch
Mortgage Investors Trust, Series 2007-SL1, as issuing entity, Citibank, N.A., as indenture trustee, and LaSalle Bank National Association, as securities administrator. The "Securities" consist of the following classes: Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
Class B-1, Class B-2, Class B-3, Class C, Class P, Class R and Class G
Securities. The Securities evidence all the beneficial interests in a trust fund that consists primarily of a pool of sub-prime mortgage loans secured by second lien, fixed rate sub-prime residential mortgage loans and adjustable rate home equity revolving lines of credit with an aggregate outstanding principal balance of approximately $290,634,692 as of April 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in Appendix A to the Indenture.


ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

          4.1 Trust Agreement, dated as of May 11, 2007, between Merrill Lynch Mortgage Investors, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

          4.2 Indenture, dated as of May 11, 2007, among Merrill Lynch Mortgage Investors Trust, Series 2007-SL1, as issuing entity, Citibank, N.A., as indenture trustee, and LaSalle Bank National Association, as securities administrator.

          99.1 Mortgage Loan Purchase Agreement, dated as of April 1, 2007, between Merrill Lynch Mortgage Lending Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

          99.2 Mortgage Loan Servicing Agreement, dated as of May 11, 2007, among Wilshire Credit Corporation, as a servicer, Litton Loan Servicing LP, as a servicer, LaSalle Bank National Association, as master servicer and securities administrator, Merrill Lynch Mortgage Investors Trust, Series 2007-SL1, as issuing entity, Citibank, N.A., as indenture trustee, Merrill Lynch Mortgage Investors, Inc., as depositor, and Merrill Lynch Mortgage Lending, Inc., as sponsor.

          99.3 Administration Agreement, dated as of May 11, 2007, among Merrill Lynch Mortgage Investors Trust, Series 2007-SL1, as issuing entity, Wilmington Trust Company, as owner trustee, LaSalle Bank National Association, as administrator, and Merrill Lynch Mortgage Investors, Inc., as depositor.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Paul Park
                                            ------------------------------------
                                        Name: Paul Park
                                        Title: Authorized Signatory

Date: May 29, 2007


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                                  EXHIBIT INDEX

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
Exhibit No.                         Description                         Page No.
-----------                         -----------                         --------
     4.1      Trust Agreement, dated as of May 11, 2007, between
              Merrill Lynch Mortgage Investors, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

     4.2 Indenture, dated as of May 11, 2007, among Merrill Lynch Mortgage Investors Trust, Series 2007-SL1, as issuing entity, Citibank, N.A., as indenture trustee, and LaSalle Bank National Association, as securities administrator.

    99.1 Mortgage Loan Purchase Agreement, dated as of April 1, 2007, between Merrill Lynch Mortgage Lending Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

    99.2 Mortgage Loan Servicing Agreement, dated as of May 11, 2007, among Wilshire Credit Corporation, as a servicer, Litton Loan Servicing LP, as a servicer, LaSalle Bank National Association, as master servicer and securities administrator, Merrill Lynch Mortgage Investors Trust, Series 2007-SL1, as issuing entity, Citibank, N.A., as indenture trustee, Merrill Lynch Mortgage Investors, Inc., as depositor, and Merrill Lynch Mortgage Lending, Inc., as sponsor.

    99.3 Administration Agreement, dated as of May 11, 2007, among Merrill Lynch Mortgage Investors Trust, Series 2007-SL1, as issuing entity, Wilmington Trust Company, as owner trustee, LaSalle Bank National Association, as administrator, and Merrill Lynch Mortgage Investors, Inc., as depositor.
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